Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

7. Income Taxes

The Company has not recorded any tax provision or benefit for the nine months ended September 30, 2024 and 2023. The Company has provided a valuation allowance for the full amount of its net deferred tax assets since realization of any future benefits from deductible temporary differences, net operating loss carryforwards, and research and development credits are not more-likely-than-not to be realized at September 30, 2024 and December 31, 2023.

9. Income Taxes

Deferred income taxes reflect the net tax effects of loss and credit carryforwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred tax assets for federal and state income taxes are as follows:

	December 31,
	2023	2022
Deferred tax assets:
Net operating losses	$1,432,634	$924,000
Capitalized research and development	283,353	-
Stock-based compensation	175,213	-
Intangibles	173,273	-
Other	9,438	-
Total deferred tax assets	2,073,911	924,000
Valuation allowance	(2,073,459)	(924,000)
Net deferred tax asset	452	-
Deferred tax liabilities:
Property and equipment	(452)	-
Total deferred tax liabilities	(452)	-
Net deferred tax asset / (liability)	$-	$-

Realization of our deferred tax assets is dependent upon future earnings, if any, the timing, and amount of which are uncertain. Because of our lack of U.S. earnings history, the net U.S. deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $1,151,827 and $585,000 during the years ended December 31, 2023 and 2022, respectively.

As of December 31, 2023, the Company has available for federal income tax purposes a net operating loss carry forward of approximately $6.1 million and a total state net operation loss carryforward of approximately $2 million. The net operating loss carryforwards do not expire and may be used to offset future taxable income. Utilization of some of the federal and state net operating loss carryforwards are subject to annual limitations due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of net operating losses and credits before utilization.

The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management, based upon the earnings history of the Company; it is more likely than not that the benefits will not be realized. All or portion of the remaining valuation allowance may be reduced in future years based on an assessment of earnings sufficient to fully utilize these potential tax benefits.

We have incurred net operating losses since inception and we do not have any significant unrecognized tax benefits. Our policy is to include interest and penalties related to unrecognized tax benefits, if any, within the provision for taxes in the consolidated statements of operations. If we are eventually able to recognize our uncertain positions, our effective tax rate would be reduced. We currently have a full valuation allowance against out net deferred tax asset which would impact the timing of the effective tax rate benefit should any of these uncertain tax positions be favorably settled in the future. Any adjustments to our uncertain tax positions would result in an adjustment of our net operating loss or tax credit carry forwards rather than resulting in a cash outlay.

We file income tax returns in the U.S. and certain state jurisdictions. We are not currently under examination in these jurisdictions for any tax year. The Company’s tax years beginning with 2020 are open tax years. Because of net operating losses and research credit carryovers, substantially all of our tax years remain open to examination.

The Company did not have unrecognized tax benefits as of December 31, 2023 and 2022, and does not anticipate this to change significantly over the next 12 months. The Company will recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. Reconciliations between the statutory federal income tax rate and the effective income tax rate of income tax expense is as follows:

December 31,
2023
U.S. Federal statutory tax rate	21.0%
Stock-based compensation	(1.1)
Other	(3.3)
Change in valuation allowance	(16.6)
-%